Exhibit 10.1



                                            AMENDMENT No. 5 dated as of February
                                            21, 2003, to (a) the Credit
                                            Agreement dated as of February 23,
                                            2001, as amended (the "Credit
                                            Agreement"), among THE GREAT
                                            ATLANTIC & PACIFIC TEA COMPANY,
                                            INC., a Maryland corporation (the
                                            "Company"), THE GREAT ATLANTIC &
                                            PACIFIC COMPANY OF CANADA, LIMITED,
                                            a Canadian corporation (the
                                            "Canadian Borrower"), Compass Foods,
                                            Inc., Borman's, Inc., Kohl's Food
                                            Stores, Inc., Shopwell, Inc.,
                                            Waldbaum, Inc., Super Fresh Food
                                            Markets, Inc. and Super Market
                                            Service Corp.(together with the
                                            Company, the "U.S. Borrowers" and
                                            the U.S. Borrowers together with the
                                            Canadian Borrower, the "Borrowers"),
                                            the banks party thereto (the
                                            "Lenders"), JPMORGAN CHASE BANK
                                            (successor to The Chase Manhattan
                                            Bank), a New York banking
                                            corporation ("JPMCB"), as agent for
                                            the U.S. Lenders (in such capacity,
                                            the "U.S. Administrative Agent"),
                                            and J. P. MORGAN BANK CANADA,
                                            formerly known as The Chase
                                            Manhattan Bank of Canada, a Canadian
                                            chartered bank ("JPMorgan Bank
                                            Canada"), as agent for the Canadian
                                            Lenders (in such capacity, the
                                            "Canadian Administrative Agent"),
                                            (b) the U.S. Security Agreement
                                            dated as of February 23, 2001 (the
                                            "U.S. Security Agreement"), among
                                            the Company, the Subsidiaries of the
                                            Company named therein (such
                                            Subsidiaries and the Company,
                                            collectively, the "Grantors") and
                                            JPMCB, as collateral agent (in such
                                            capacity, the "Collateral Agent")
                                            and (c) the Canadian Security
                                            Agreement dated as of February 23,
                                            2001 (the "Canadian Security
                                            Agreement" and together with the
                                            U.S. Security Agreement, the
                                            "Security Agreements"), among the
                                            Canadian Borrower, the Great
                                            Atlantic and Pacific Tea Company,
                                            Limited ("Canadian Holdco"), each
                                            Subsidiary of the Canadian Borrower
                                            named therein (such Subsidiaries,
                                            the Canadian Borrower and Canadian
                                            Holdco, collectively, the "Canadian
                                            Grantors") and JP Morgan Bank
                                            Canada, as Canadian collateral agent
                                            (in such capacity, the "Canadian
                                            Collateral Agent").


                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Pursuant to (i) the Security Agreement, the Grantors have granted security interests in favor of the Collateral Agent and (ii) the Canadian Security Agreement, the Grantors have granted security interests in favor of the Canadian Collateral Agent.

                  C. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement and the Security Agreements as set forth herein.

                  D. The undersigned Lenders are willing to so amend the Credit Agreement and the Security Agreements, in each case pursuant to the terms and subject to the conditions set forth herein.

                  E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement and the Security Agreements.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the table set forth in the definition of the term "Applicable Rate" and substituting in lieu thereof the following:




        Index Debt                               Eurodollar         Canadian Prime      Acceptance Fee
         Ratings              ABR Spread           Spread               Spread               Rate

        Category 1
         $BB+/Ba1               1.50%               2.50%               1.50%                2.50%
        Category 2
          BB/Ba2                1.75%               2.75%               1.75%                2.75%
        Category 3
         BB-/Ba3                2.00%               3.00%               2.00%                3.00%
        Category 4
          B+/B1                 2.25%               3.25%               2.25%                3.25%
        Category 5
          #B/B2                 2.50%               3.50%               2.50%                3.50%




         (ii) amending the definition of the term "U.S. Borrowing Base" by (A) deleting the word "and" appearing at the end of clause (b)(iii) thereof and substituting in lieu thereof a comma and (B) adding following clause (b)(iv) thereof the following: "and (v) $50,000,000", and

         (iii) adding the following defined terms in proper alphabetical order:

                  "Amendment No. 5 Effective Date" means the date that Amendment No. 5 dated as of February 21, 2003 to this Agreement and the Security Agreements becomes effective in accordance with its terms.

                  "Consolidated Net Tangible Assets" has the meaning set forth in the Indenture dated as of January 1, 1991, between the Company and JPMCB, as successor to Manufacturers Hanover Trust Company, as Trustee, as amended and supplemented.

                  "2003 Net Proceeds Event" means the receipt by the Company of Net Proceeds of at least $140,000,000 from sales of fixed or capital assets pursuant to transactions permitted by clause
                  (c) of Section 6.05 on or prior to the last day of the second fiscal quarter of the fiscal year ending on or about February 22, 2004.

                  (b) Section 5.01 of the Credit Agreement is hereby amended by
(i) adding following clause (g) thereof the following:

                  (h) within 90 days after the Amendment No. 5 Effective Date, a reasonably detailed consolidated budget for the last three quarters of the fiscal year ending on or about February 22, 2004 and the first fiscal quarter of the fiscal year ending on or about February 22, 2005 ( including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for each fiscal quarter during such period and setting forth the assumptions used for purposes of preparing such budget) and promptly when available, any significant revisions of such budget;

                  (i) within seven days after any sale, transfer or other disposition of assets permitted by clause (c) of Section 6.05, a complete description of such sale, transfer or other disposition, together with any significant revisions to the budget previously delivered pursuant to clause (g) of this Section;

and (ii) relettering clauses "(h)" and "(i)" of such Section as clauses "(j)" and "(k)", respectively.

                  (c) Section 6.07 of the Credit Agreement is hereby amended by deleting the following in its entirety:

                  , other than (a)(i) Currency and Commodity Hedging Agreements and (ii) Interest Rate Hedging Agreements that have the effect of converting the interest rate of the associated Indebtedness from a floating rate to a fixed rate, in each case entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any Subsidiary is exposed in the conduct of its business or the management of its liabilities; and

                  (b) Interest Rate Hedging Agreements with respect to no more than $150,000,000 of the Company's long-term Indebtedness, that have the effect of converting the interest rate on such long-term Indebtedness from a fixed rate to a floating rate.

and substituting in lieu thereof a period.

                  (d) Section 6.08 of the Credit Agreement is hereby amended by
(i) deleting the comma at the end of clause (a)(i) thereof and substituting in lieu thereof the word "and", (ii) deleting the comma at the end of clause
(a)(ii) thereof and substituting in lieu thereof a period, (iii) deleting clauses (a)(iii) and (iv) and the proviso in clause (a) thereof in their entirety, (iv) adding, following the first appearance of the words "provided that" in clause (b) thereof, the following: ", following receipt of the financial statements with respect to the second fiscal quarter of the fiscal year ending on or about February 22, 2005 pursuant to Section 5.01(b)," and (v) deleting the last proviso contained in clause (b) thereof in its entirety.

                  (e) Section 6.12 of the Credit Agreement is hereby amended by
(i) deleting table set forth therein in its entirety and substituting in lieu thereof the following:

                  Period                                               Ratio

         Amendment No. 5 Effective Date through
         the first fiscal quarter of the fiscal year ending
         on or about February 22, 2005                              1.15 to 1.00

         Second fiscal quarter of the fiscal year
         ending on or about February 22, 2005 and
         thereafter                                                 1.40 to 1.00

; provided that if the 2003 Net Proceeds Event does not occur, such ratio shall be 1.25 to 1.00, commencing with the period of four fiscal quarters ending on the last day of the third fiscal quarter of the fiscal year ending on or about February 22, 2004 through the period of four fiscal quarters ending on the last day of the first fiscal quarter of the fiscal year ending on or about February 22, 2005.

                  (f) Section 6.13 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  SECTION 6.13. Senior Secured Indebtedness to Consolidated EBITDA Ratio; Total Funded Debt to Consolidated EBITDA Ratio.
                  (a) The Company will not permit the ratio of (i) the aggregate principal amount of Indebtedness of the Borrowers under this Agreement outstanding as of any date on or prior to the last day of the first fiscal quarter of the fiscal year ending on or about February 22, 2005 to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date, to exceed the ratio of 1.80 to 1.00.

                  (b) The Company will not permit the ratio of (i) the aggregate principal amount of (i) Total Funded Debt as of any date on or after the first day of the second fiscal quarter of the fiscal year ending on or about February 22, 2005 to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date, to exceed the ratio of 3.50 to 1.00.

                  (g) Section 6.14 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

                  SECTION 6.14. Limitation on Capital Expenditures. The Company will not permit the aggregate amount of Capital Expenditures made by the Company and the Subsidiaries during any fiscal year set forth below to exceed the sum of, without duplication and to the extent not already deducted in determining Capital Expenditures, (a) an amount equal to 25% of the amount of Net Proceeds received during such fiscal year from sales of fixed or capital assets pursuant to transactions permitted by clause
                  (c) of Section 6.05, plus (b) the amount set forth below opposite such year:


                                   Year                              Amount

                            Fiscal year ending on or              $245,000,000
                            about February 22, 2003

                            Fiscal year ending on or              $135,000,000
                            about February 22, 2004
                            and each fiscal
                            year thereafter

                  ; provided that (i) no Default shall have occurred and be continuing after giving effect to any such Capital Expenditure, (ii) no Capital Expenditures may be made pursuant to clause (a) of this Section unless (x) the Loans have been prepaid to the extent required by clause (c) of Section 2.10 and (y) after giving effect to any such Capital Expenditures, additional Loans could be borrowed and additional Letters of Credit could be issued under this Agreement at the time such Capital Expenditures are made in an aggregate principal and face amount of at least U.S.$250,000,000, (iii) the sum of all Capital Expenditures pursuant to clauses (a) and (b) of this
                  Section in any fiscal year shall not exceed $210,000,000 and
                  (iv) the amount set forth in the table above opposite the year "Fiscal year ending on or about February 22, 2004 and each fiscal year thereafter" shall be reduced from "$135,000,000" to "100,000,000" in the event that the 2003 Net Proceeds Event has not occurred.

                  (h) Article VI of the Credit Agreement is hereby amended by adding at the end thereof the following:

                  SECTION 6.17. Minimum Consolidated EBITDA. The Company will not permit Consolidated EBITDA for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the amount set forth below opposite such period:


                                  Period                               Amount

                       First fiscal quarter of the fiscal year      $165,000,000
                       ending on or about February 22, 2004

                       Second fiscal quarter of the fiscal year     $150,000,000
                       ending on or about February 22, 2004 and thereafter

; provided that if the 2003 Net Proceeds Event does not occur, the table set forth above for periods ending on or after the third fiscal quarter of the fiscal year ending on or about February 22, 2004 shall be replaced with the following:


                                  Period                               Amount

                       Third fiscal quarter of the fiscal year      $175,000,000
                       ending on or about February 22, 2004

                       Fourth fiscal quarter of the fiscal year     $180,000,000
                       ending on or about February 22, 2004 and thereafter


                  (i) Section 4.14 of the Security Agreement is hereby amended by adding at the end thereof the following:

                  Within 30 days following the Amendment No. 5 Effective Date, the Collateral Agent shall have received a fully executed amendment to (a) each Collection Deposit Letter Agreement entered into prior to the Amendment No. 5 Effective Date providing that, if (i) on or after any five consecutive Business Days the Borrowers could not borrow Loans or have Letters of Credit issued under the Credit Agreement in an aggregate amount of at least (A) U.S.$100,000,000 at any time prior to the last day of the second fiscal quarter of the fiscal year ending on or about February 22, 2004 or (B) U.S.$150,000,000 at any time thereafter or (ii) on or after any date the Borrowers could not borrow Loans or have Letters of Credit issued under the Credit Agreement in an aggregate amount of at least (A) U.S.$75,000,000 at any time prior to the last day of the second fiscal quarter of the fiscal year ending on or about February 22, 2004 or (B) U.S.$125,000,000 at any time thereafter (any such date, a "Trigger Date"), the Collateral Agent may give notice to the applicable collection deposit bank that such collection deposit bank shall no longer permit withdrawals from the Collection Deposit Account to be made by the applicable Grantor but all funds in the Collection Deposit Account shall be transmitted to the Cash Concentration Account and (b) the Cash Concentration Letter Agreement providing that, on or after any Trigger Date, the Collateral Agent may give notice to the Cash Concentration Bank that the Cash Concentration Bank shall no longer permit withdrawals from the Cash Concentration Account but all funds in the Cash Concentration Account shall be transmitted to the Collateral Agent. Any Collection Deposit Letter Agreement entered into following the Amendment No. 5 Effective Date shall contain the same provisions described in the amendments set forth in clause (a) of the next preceding sentence.

                  (j) Section 7.14 of the U.S. Security Agreement is hereby amended by adding at the end thereof the following:

                  Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

                  (k) Section 5.01 of the Canadian Security Agreement is hereby amended by (i) adding at the end of paragraph (a) thereof the following:
                  Within 30 days following the Amendment No. 5 Effective Date, the Canadian Collateral Agent shall have received a fully executed amendment to (a) each Blocked Account Agreement entered into prior to the Amendment No. 5 Effective Date providing that, if (i) on or after any five consecutive Business Days the Borrowers could not borrow Loans or have Letters of Credit issued under the Credit Agreement in an aggregate amount of at least (A) U.S.$100,000,000 at any time prior to the last day of the second fiscal quarter of the fiscal year ending on or about February 22, 2004 or (B) U.S.$150,000,000 at any time thereafter or (ii) on or after any date the Borrowers could not borrow Loans or have Letters of Credit issued under the Credit Agreement in an aggregate amount of at least (A) U.S.$75,000,000 at any time prior to the last day of the second fiscal quarter of the fiscal year ending on or about February 22, 2004 or (B) U.S.$125,000,000 at any time thereafter (any such date, a "Trigger Date"), the Canadian Collateral Agent may give notice to the applicable Relationship Bank that such Relationship Bank shall no longer permit withdrawals from the Blocked Account to be made by the applicable Canadian Grantor but all funds in the Blocked Account shall be applied as provided in Section 6.02 of the Canadian Security Agreement. Any Collection Deposit Letter Agreement entered into following the Amendment No. 5 Effective Date shall contain the same provisions described in the amendments set forth in the next preceding sentence.

and (ii) adding following the words "Event of Default" appearing in paragraph
(b) thereof the following:  "or on or after any Trigger
Date".

                  (l) Section 7.14 of the Canadian Security Agreement is hereby amended by adding at the end thereof the following:

                  Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Grantor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.

         SECTION 2. Representations and Warranties. Each of the Borrowers and other Loan Parties represents and warrants to the Agents and the Lenders that:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of each of the Credit Agreement and the Security Agreements are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Amendment, no Event of Default, or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. This Amendment shall become effective (as of the date first written above) on the date (the "Amendment Effective Date") when (i) the Agents (or their counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers, the Grantors, the Canadian Grantors and the Required Lenders, the Collateral Agent and the Canadian Collateral Agent and
(ii) the Agents shall have received payment of the amendment fees, including those payable under Section 4 below, and any out-of-pocket expenses of the Agents payable by the Borrowers that have been invoiced before the Amendment Effective Date.

                  SECTION 4. Fees. The Borrowers agree to pay to each Lender that executes and delivers a copy of this Amendment to the Agents (or their counsel) on or prior to 5:00 p.m. on February 21, 2003, an amendment fee in an amount equal to 0.25% of such Lender's Commitment (whether used or unused), in each case as of the Amendment Effective Date; provided that the Borrowers shall have no liability for any such amendment fee if this Amendment does not become effective pursuant to Section 3. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

                  SECTION 5. Expenses. The Borrowers shall reimburse the Agents for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agents, and McMillan Binch, Canadian counsel for the Agents.

                  SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement or the Security Agreements, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or either Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or either Security Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the Security Agreements specifically referred to herein.

                  SECTION 7. Credit Agreement and Security Agreements. Except as specifically amended hereby, the Credit Agreement and the Security Agreements shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby and any reference to either of the Security Agreements shall mean such Security Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

                  SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.,

by

Name:
Title:


THE GREAT ATLANTIC & PACIFIC
COMPANY OF CANADA, LIMITED,


by

Name:
Title:


by

Name:
Title:



JPMORGAN CHASE BANK,
individually and as U.S. Administrative Agent and Collateral Agent,

  by

Name:
Title:


J.P. MORGAN BANK CANADA, as Canadian Administrative Agent and Canadian Collateral Agent,

  by

Name:
Title:


JPMORGAN CHASE BANK, TORONTO BRANCH, as a Lender,

  by

Name:
Title:


COMPASS FOODS, INC.,

   by

Name:
Title:


BORMAN'S, INC.,

   by

Name:
Title:


KOHL'S FOOD STORES, INC.,

   by

Name:
Title:


SHOPWELL, INC.,

   by

Name:
Title:

WALDBAUM, INC.,

  by

Name:
Title:


SUPER FRESH FOOD MARKETS, INC.,

   by

Name:
Title:


SUPER MARKET SERVICE CORP.,

   by

Name:
Title:


EACH OF THE OTHER LOAN PARTIES LISTED ON SCHEDULE I TO THE U.S.
 SECURITY AGREEMENT,

  by

Name:
Title:


THE GREAT ATLANTIC AND PACIFIC TEA COMPANY, LIMITED,

  by

Name:
Title:

  by

Name:
Title:


NEW DOMINION STORES (1986), INC.,

  by

Name:
Title:

  by

Name:
Title:


3399486 CANADA INC.,

  by

Name:
Title:

  by

Name:
Title:


3467210 CANADA INC.,

  by

Name:
Title:

  by

Name:
Title:


3499031 CANADA INC.,

  by

Name:
Title:

  by

Name:
Title:

G.A. LOVE FOODS INC.,

  by

Name:
Title:

  by

Name:
Title:


LOVE'S YORK PROPERTIES INC.,

  by

Name:
Title:

  by

Name:
Title:


A & P PROPERTIES LIMITED,

  by

Name:
Title:

  by

Name:
Title:





SIGNATURE PAGE TO AMENDMENT NO. 5 DATED AS OF FEBRUARY 21, 2003, TO
 (a) THE CREDIT AGREEMENT DATED AS OF FEBRUARY 23, 2001, as amended, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., THE GREAT
 ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, THE OTHER
BORROWERS PARTY THERETO, THE LENDERS, JPMORGAN CHASE BANK, as U.S.
 Administrative Agent, and J. P. MORGAN BANK CANADA, as Canadian
Administrative Agent, (b) the U.S. SECURITY AGREEMENT and (c) the CANADIAN
 SECURITY AGREEMENT






                    Name of Institution: ___________________
By:
    -------------------------------
    Name:
Title: